UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 Tampa Rd, Suite 1117, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280
N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

EXPLANATORY NOTE

On May 10, 2019, Better Choice Company Inc., a Delaware corporation (the “Company,” “Better Choice,” or “BCC”), filed a Current Report on Form 8-K (the “Initial Form 8-K”), as updated by the information contained in the Form 8-K filed on July 12, 2019, reporting under Item 2.01 of the Initial Form 8-K that on May 6, 2019 the Company completed the acquisition of (i) the Delaware corporation that was previously known as “Bona Vida, Inc.” in accordance with the terms of the Agreement and Plan of Merger, dated as of February 28, 2019 (the “Bona Vida Merger Agreement”), by and among the Company, BCC Merger Sub, Inc. (“Merger Sub”) and Bona Vida, Inc. (“Bona Vida”), as amended by Amendment No. 1 thereto made and entered into as of May 3, 2019 (the “Bona Vida First Amendment”), pursuant to which Merger Sub merged with and into Bona Vida, with Bona Vida surviving as a wholly owned subsidiary of the Company (the “Bona Vida Acquisition”) and (ii) the Delaware limited liability company that was previously known as “TruPet LLC” in accordance with the terms of the Securities Exchange Agreement, dated as of February 2, 2019 (the “TruPet Merger Agreement”), by and between the Company and TruPet LLC (“TruPet”), as amended by Amendment No. 1 thereto made and entered into as of May 6, 2019 (the “TruPet First Amendment”), pursuant to which the Company agreed to acquire 93.3% of the outstanding TruPet membership interests (the “TruPet Acquisition” and, together with the Bona Vida Acquisition, the “Acquisitions”). This Amendment No. 1 on Form 8-K/A is being filed for the purpose of filing the financial information required by 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited financial statements of TruPet LLC as of and for the years ended December 31, 2018 and December 31, 2017 and the notes related thereto and the related independent auditor’s report of MNP LLC. Attached hereto as Exhibit 99.2 and incorporated herein by reference are the unaudited interim financial statements of TruPet LLC as of and for the three months ended March 31, 2019 and March 31, 2018 and the notes related thereto. Attached hereto as Exhibit 99.3 and incorporated herein by reference are the audited financial statements of Bona Vida, Inc. from the date of incorporation, March 29, 2018, to December 31, 2018 and the notes related thereto and the related independent auditor’s report of MNP LLC. Attached hereto as Exhibit 99.4 and incorporated herein by reference are the unaudited interim financial statements of Bona Vida, Inc. as of and for the three months ended March 31, 2019 and the notes related thereto.

(b) Pro forma financial information

Attached hereto as Exhibit 99.5 and incorporated herein by reference are the unaudited pro forma combined financial statements of Better Choice Company Inc. as of and for the three months ended March 31, 2019 and for the twelve months ended December 31, 2018 and the related notes thereto.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Financial Statements of TruPet LLC as of and for the years ended December 31, 2018 and December 31, 2017.
99.2	Unaudited Interim Financial Statements of TruPet LLC as of and for the Three Months Ended March 31, 2019 and March 31, 2018.
99.3	Audited Financial Statements of Bona Vida, Inc. as of and for the Nine Months Ended December 31, 2018.
99.4	Unaudited Interim Financial Statements of Bona Vida, Inc. as of and for the Three Months Ended March 31, 2019.
99.5	Unaudited Pro Forma Combined Financial Statements of Better Choice Company Inc. as of and for the three months ended March 31, 2019 and for the twelve months ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: July 23, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Co-Chief Executive Officer